Subsequent events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events [Text Block]
25. Subsequent events

On February 14, 2017, the Partnership paid a $0.4125 per unit distribution with respect to the fourth quarter of 2016. The total amount of distributions was $13.7 million.

In February 2017, the Partnership drew $1.6 million on the revolving credit facility.

In February 2017, the Partnership filed and was subsequently paid $0.4 million of claims for indemnifications from Höegh LNG for the fourth quarter of 2016 for non-budgeted expenses under the omnibus agreement related to the PGN FSRU Lampung and losses with respect to the commencement of services under the time charter with EgyptCo pursuant to the contribution, purchase and sale agreement for the acquisition of the Höegh Gallant.